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                                                                   EXHIBIT 10.20

                                SMTC Corporation
                                  635 Hood Road
                        Markham, Ontario, Canada, L3R 4N6

                                  June 19, 2000

LEHMAN BROTHERS INC.
RBC DOMINION SECURITIES, INC.
FLEETBOSTONROBERTSON STEPHENS, INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
As Representatives of the several underwriters (the "Underwriters")
  c/o Lehman Brothers Inc.
Three World Financial Center
New York, NY 10285

Re:  Stockholders Agreement Lock-Up

Dear Sirs:

     In connection with the proposed initial public offering of shares of our common stock and the concurrent public offering by our Canadian subsidiary, SMTC Manufacturing Corporation of Canada, of exchangeable shares, you have requested that we obtain "lock-up" letter agreements from each director, officer and stockholder of the Company, as of the date hereof and the date the public offering is consummated. We hereby undertake to use our commercially reasonable efforts to have lock-up agreements, in the form attached hereto as Annex A, executed by all of our directors, officers and stockholders, as soon as reasonably practicable. In the interim, reference is made to the Stockholders Agreement dated as of July 30, 1999 by and among SMTC Corporation (the "Company") and its stockholders (the "Stockholders Agreement"). The Company hereby represents and warrants to each of you that the Stockholders Agreement is in full force and effect.

     The Company hereby covenants and agrees with each of you that it will not
(a) agree to amend or otherwise modify or terminate the lock-up provisions of
Section 6.4.4 of the Stockholders Agreement or (b) waive the application of
Section 6.4.4 of the Stockholders Agreement with respect to any holder(s) of securities of the Company without the prior written consent of both Lehman Brothers Inc. and RBC Dominion Securities Inc.

     Further, the Company agrees that it shall instruct the Company's transfer agent to place stop transfer restrictions on the shares held by the individuals and entities who are parties to the Stockholders Agreement, which stop transfer restrictions shall not be removed until 180
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Lehman Brothers, Inc., et. al.                                     June 19, 2000

days after the date of the final prospectus or until such individual or entity shall have executed a lock-up letter agreement reasonably satisfactory to you.

     The provisions of the foregoing paragraphs shall terminate upon the earlier of (a) notification by the Company that it does not intend to proceed with the offering of its shares of common stock to the public, (b) 180 days following the effective date of the Company's registration statement No. 333-33208 or (c) the Company has delivered lock-up's in the form attached as Annex A for all of the stockholders who are party to the Stockholders Agreement.

                             Sincerely,

                             SMTC CORPORATION


                             By: /s/ Richard Smith
                                ------------------------------------------------
                                Name: Richard Smith
                                Title: Vice President Finance and Administration

                                      -2-
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                                                                         Annex A



                            LOCK-UP LETTER AGREEMENT



LEHMAN BROTHERS INC.
RBC DOMINION SECURITIES INC.
FLEETBOSTONROBERTSON STEPHENS, INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
As Representatives of the several underwriters
  c/o LEHMAN BROTHERS INC.
Three World Financial Center
New York, NY 10285

Dear Sirs:

     The undersigned understands that you and certain other firms propose to enter into an Underwriting Agreement (the "Underwriting Agreement") providing for the purchase by you and such other firms (the "Underwriters") of shares (the "Shares") of Common Stock, par value $0.01 per share (the "Common Stock"), of SMTC Corporation (the "Company") and that the Underwriters propose to reoffer the Shares to the public (the "Offering").

     In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that without the prior written consent of Lehman Brothers Inc. and RBC Dominion Securities Inc., the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could reasonably be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock (including, without limitation, shares of Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and shares of Common Stock that may be issued upon exercise of any option or warrant) or securities convertible into or exchangeable for Common Stock (other than the Shares but including the exchangeable shares of SMTC Manufacturing Corporation of Canada, an Ontario corporation (the "Exchangeable
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Shares")) owned by the undersigned on the date of execution of this Lock-Up
Letter Agreement and on the date of the completion of the Offering, or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock or Exchangeable Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock, Exchangeable Shares or other securities, in cash or otherwise, for a period of 180 days after the date of the final Prospectus relating to the Offering; provided however, that the foregoing restrictions shall not apply to
          -------- -------
(i) transactions relating to Common Stock or Exchangeable Shares acquired in open market transactions after the completion of the Offering, (ii) transfers of Common Stock to certain investors in Pensar Corporation, the Company or its affiliates pursuant to that certain Escrow Agreement dated ______ among the Company, certain investors in Pensar Corporation and Brown Brothers Harriman & Co., as Escrow Agent or (iii) transfers to affiliates, partners, shareholders or stakeholders of the undersigned; provided that prior to any transfer pursuant to this clause (iii), the transferee delivers an executed copy of this Lock-Up Letter Agreement to Lehman Brothers Inc. and RBC Dominion Securities Inc.

     In furtherance of the foregoing, the Company and its Transfer Agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

     It is understood that, if the Company notifies you that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares, we will be released from our obligations under this Lock-Up Letter Agreement.

     The undersigned understands that the Company and the Underwriters will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

                                       2
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     The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon reasonable request, the undersigned will execute any additional documents reasonably necessary in connection herewith. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.


                                          Very truly yours,


                                          ---------------------------------


                                      By:
                                          ---------------------------------
                                          Name:
                                          Title:


Dated:
      --------------------

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